Exhibit 10.1

FIRST AMENDMENT

TO TEMPORARY WAIVER AGREEMENT

This FIRST AMENDMENT TO TEMPORARY WAIVER AGREEMENT (this “Amendment”), dated as of October 16, 2023 is between Akumin Operating Corp., a Delaware corporation (the “Issuer”) and Stonepeak Magnet Holdings LP (the “Holder”).

RECITALS

A. The parties hereto previously entered into that certain TEMPORARY WAIVER AGREEMENT, dated as of September 29, 2023 (the “Waiver”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Series A Note (as defined in the Waiver).

B. The parties have agreed to modify the terms of the Waiver as set forth herein.

AGREEMENT

1. Amendment. Section 3(b) of the Waiver is hereby amended and restated in its entirety as follows:

(b) The Waiver and the waiver of the Applicable Trigger Event shall retroactively be deemed ineffective to the extent the Issuer does not make the Cash Interest Payment, in cash, on the terms set forth in Section 3 of the Series A Note on or before October 20, 2023 (or such later date to which Holder agrees in its sole discretion, which agreement may be evidenced by email), and the Holder shall immediately be entitled to all Rights and Remedies as if this Agreement and the Waiver had never existed.

2. Representations and Warranties. Issuer represents and warrants that:

(a) Upon the effectiveness of this Amendment, the Issuer hereby reaffirms all covenants, representations and warranties made by it in the Series A Note and the Purchase Agreement, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment; and

(b) The Issuer hereby represents and warrants that (i) the Waiver, as amended by this Amendment, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this this Amendment, no Default, Event of Default or Trigger Event shall exist under the Series A Note.

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) Receipt by each of the parties hereto of duly executed counterparts to this Amendment by each of the other parties hereto, and

(b) The accuracy of the representations and warranties of the Issuer set forth in Section 2 above.

4. General Provisions.

(a) This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

(b) No amendment, modification, termination or waiver of any provision of the Waiver, as amended by this Amendment, shall be effective without the written agreement of each of the parties hereto except for as expressly provided herein. Any waiver or consent under the Waiver, as amended by this Amendment, shall be effective only in the specific instance and for the specific purpose for which such waiver or consent is given.

(c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all other prior written or oral contracts or negotiations between the parties hereto with respect to the subject matter hereof.

(d) This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

(e) The provisions of Section 10 (Governing Law; Submission to Jurisdiction; Jury Trial Waiver) and Section 11 (Counterparts; Electronic Signatures) of the Waiver shall likewise apply to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

ISSUER:

AKUMIN OPERATING CORP.

By:	/s/ Riadh Zine
Name:	Riadh Zine
Title:	President & CEO

HOLDER:

STONEPEAK MAGNET HOLDINGS LP

BY: STONEPEAK ASSOCIATES IV LLC, its General Partner

By:	/s/ James Wyper
Name:	James Wyper
Title:	Senior Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY WAIVER AGREEMENT]